Asset Backed Securities Portfolio Analysis
Fieldstone Mortgage Company
Mortgage Portfolio 2004-5
1,556 records
Balance: 231,918,115

Collateral Aggregate Summary
Aggregate Outstanding Principal Balance: $231,918,115.
Aggregate Original Principal Balance: $232,020,133.
Number Of Mortgage Loans: 1,556
DTI: 40.28

Earliest: 20340201
Latest: 20341101

Lien Position	Percent Of Mortgage Pool
First Lien	100.00%

Total:	100.00%

Occupancy	Percent Of Mortgage Pool

Investment Property	8.35%
Primary Home	91.36
Second Home	0.29
Total:	100.00%

Loan Type	Percent Of Mortgage Pool
ARM	100.00%

Total:	100.00%

Year Of Origination	Percent Of Mortgage Pool
2004	100.00%

Total:	100.00%

Loan Purpose	Percent Of Mortgage Pool

Purchase	49.92%
Refinance - Cashout	33.38
Refinance - Rate/Term	16.70
Total:	100.00%

Property Type	Percent Of Mortgage Pool
Condominium	5.08%
Planned Unit Development	15.53
Rowhouse	0.09
Single Family Attached	0.84
Single Family Detached	73.73
Townhouse	0.38
Two-to-Four Family	4.36

Total:	100.00%

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions o r parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should con sult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the ris ks involved in making such a purchase.

Asset Backed Securities Portfolio Analysis
Fieldstone Mortgage Company
Mortgage Portfolio 2004-5
1,556 records
Balance: 231,918,115

		Aggregate			Weighted	Average	Weighted
	Number of	Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Mortgage	Balance	Mortgage	Average	Credit	Balance	Original	Full
Range of Mortgage Rates	Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Documentation
6.000% or Less	77	$17,473,257.17	7.53%	5.787%	676	$226,925.42	77.70%	53.74%
6.001% to 6.500%	167	31,662,662.13	13.65	6.361	657	189,596.78	81.06	50.54
6.501% to 7.000%	317	54,883,901.63	23.67	6.829	641	173,135.34	80.98	46.43
7.001% to 7.500%	275	41,837,802.69	18.04	7.324	623	152,137.46	82.42	51.00
7.501% to 8.000%	358	47,642,031.16	20.54	7.801	603	133,078.30	83.72	60.63
8.001% to 8.500%	165	18,676,685.71	8.05	8.278	581	113,192.03	82.85	64.90
8.501% to 9.000%	117	12,596,354.14	5.43	8.773	572	107,661.15	80.17	60.96
9.001% to 9.500%	47	4,605,445.14	1.99	9.287	555	97,988.19	77.51	66.18
9.501% to 10.000%	33	2,539,975.16	1.10	9.804	544	76,968.94	71.02	72.47

Total:	1,556	$231,918,114.93	100.00%	7.279%	623	$149,047.63	81.50%	54.24%
Maximum Mortgage Rate: 9.950%
Minimum Mortgage Rate: 5.100%
WA Mortgage Rate: 7.279%

		Aggregate			Weighted	Average	Weighted
	Number of	Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Mortgage	Balance	Mortgage	Average	Credit	Balance	Original	Full
Remaining Term To Stated Maturity	Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Documentation
349 - 360	1,556	$231,918,114.93	100.00%	7.279%	623	$149,047.63	81.50%	54.24%

Total:	1,556	$231,918,114.93	100.00%	7.279%	623	$149,047.63	81.50%	54.24%
Maximum Remaining Term: 360
Minimum Remaining Term: 351
WA Remaining Term: 359

		Aggregate			Weighted	Average	Weighted
Range of Outstanding	Number of	Principal	Percent of	Weighted	Average	Principal	Average	Percent
Mortgage Loan	Mortgage	Balance	Mortgage	Average	Credit	Balance	Original	Full
Principal Balances	Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Documentation
$50,000.00 or less	63	$2,782,288.43	1.20%	8.407%	599	$44,163.31	73.11%	77.74%
$50,000.01 to $100,000.00	473	35,849,309.08	15.46	7.760	619	75,791.35	80.34	67.34
$100,000.01 to $150,000.00	408	50,162,455.82	21.63	7.492	622	122,947.20	81.53	59.80
$150,000.01 to $200,000.00	282	48,873,757.13	21.07	7.306	617	173,311.20	81.79	59.92
$200,000.01 to $250,000.00	136	30,211,636.37	13.03	7.089	619	222,144.39	83.43	54.42
$250,000.01 to $300,000.00	89	24,199,241.83	10.43	6.895	647	271,901.59	81.14	44.90
$300,000.01 to $350,000.00	49	15,949,139.41	6.88	6.927	617	325,492.64	81.00	42.77
$350,000.01 to $400,000.00	29	10,860,823.99	4.68	6.854	628	374,511.17	84.25	34.29
$400,000.01 to $450,000.00	10	4,276,094.78	1.84	6.723	630	427,609.48	81.67	20.71
$450,000.01 to $500,000.00	12	5,750,567.41	2.48	6.815	639	479,213.95	81.62	15.96
$500,000.01 to $550,000.00	2	1,078,493.70	0.47	6.623	600	539,246.85	59.97	50.39
$550,000.01 to $600,000.00	1	560,000.00	0.24	6.500	660	560,000.00	80.00	0.00
$600,000.01 to $650,000.00	1	624,406.98	0.27	6.250	689	624,406.98	82.24	0.00
$700,000.01 to $750,000.00	1	739,900.00	0.32	6.990	724	739,900.00	80.00	0.00

Total:	1,556	$231,918,114.93	100.00%	7.279%	623	$149,047.63	81.50%	54.24%

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions o r parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should con sult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the ris ks involved in making such a purchase.

Asset Backed Securities Portfolio Analysis
Fieldstone Mortgage Company
Mortgage Portfolio 2004-5
1,556 records
Balance: 231,918,115

		Aggregate			Weighted	Average	Weighted
Range of Outstanding	Number of	Principal	Percent of	Weighted	Average	Principal	Average	Percent
Mortgage Loan	Mortgage	Balance	Mortgage	Average	Credit	Balance	Original	Full
Principal Balances	Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Documentation
$50,000.00 or less	63	$2,782,288.43	1.20%	8.407%	599	$44,163.31	73.11%	77.74%
$50,000.01 to $75,000.00	228	14,353,033.24	6.19	7.937	615	62,951.90	79.53	69.68
$75,000.01 to $100,000.00	245	21,496,275.84	9.27	7.641	621	87,739.90	80.89	65.78
$100,000.01 to $125,000.00	225	25,195,111.78	10.86	7.487	627	111,978.27	81.30	60.02
$125,000.01 to $150,000.00	183	24,967,344.04	10.77	7.497	616	136,433.57	81.76	59.58
$150,000.01 to $175,000.00	152	24,429,957.64	10.53	7.328	608	160,723.41	82.18	64.63
$175,000.01 to $200,000.00	130	24,443,799.49	10.54	7.284	627	188,029.23	81.39	55.21
$200,000.01 to $225,000.00	80	16,899,209.40	7.29	7.178	623	211,240.12	83.73	52.37
$225,000.01 to $250,000.00	56	13,312,426.97	5.74	6.977	615	237,721.91	83.05	57.03
$250,000.01 to $275,000.00	55	14,417,898.58	6.22	7.020	639	262,143.61	81.21	51.25
$275,000.01 to $300,000.00	34	9,781,343.25	4.22	6.711	659	287,686.57	81.03	35.53
$300,000.01 to $325,000.00	29	9,134,287.33	3.94	6.922	617	314,975.43	82.64	48.72
$325,000.01 to $350,000.00	20	6,814,852.08	2.94	6.933	618	340,742.60	78.79	34.79
$350,000.01 to $375,000.00	16	5,782,779.03	2.49	6.768	627	361,423.69	85.15	37.57
$375,000.01 to $400,000.00	13	5,078,044.96	2.19	6.951	629	390,618.84	83.23	30.56
$400,000.01 to $425,000.00	4	1,649,889.42	0.71	6.913	599	412,472.36	80.47	0.00
$425,000.01 to $450,000.00	6	2,626,205.36	1.13	6.604	650	437,700.89	82.41	33.72
$450,000.01 to $475,000.00	6	2,780,994.89	1.20	6.943	625	463,499.15	81.66	33.00
$475,000.01 to $500,000.00	6	2,969,572.52	1.28	6.694	652	494,928.75	81.57	0.00
$525,000.01 to $550,000.00	2	1,078,493.70	0.47	6.623	600	539,246.85	59.97	50.39
$550,000.01 to $575,000.00	1	560,000.00	0.24	6.500	660	560,000.00	80.00	0.00
$600,000.01 to $625,000.00	1	624,406.98	0.27	6.250	689	624,406.98	82.24	0.00
$725,000.01 to $750,000.00	1	739,900.00	0.32	6.990	724	739,900.00	80.00	0.00

Total:	1,556	$231,918,114.93	100.00%	7.279%	623	$149,047.63	81.50%	54.24%

		Aggregate			Weighted	Average	Weighted
	Number of	Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Mortgage	Balance	Mortgage	Average	Credit	Balance	Original	Full
Product Type	Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Documentation
2/28 LIBOR ARM	1,466	$218,827,562.75	94.36%	7.284%	623	$149,268.46	81.56%	53.98%
3/27 LIBOR ARM	90	13,090,552.18	5.64	7.192	632	145,450.58	80.41	58.56

Total:	1,556	$231,918,114.93	100.00%	7.279%	623	$149,047.63	81.50%	54.24%

		Aggregate			Weighted	Average	Weighted
	Number of	Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Mortgage	Balance	Mortgage	Average	Credit	Balance	Original	Full
Loan Program	Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Documentation

42nd Street	14	$1,963,979.00	0.85%	6.581%	675	$140,284.21	83.00%	100.00%
Bay Street	239	37,439,633.45	16.14	7.217	647	156,651.19	85.50	47.22
High Street	351	50,712,937.32	21.87	7.561	569	144,481.30	84.43	84.33
Main Street	369	48,668,391.45	20.99	7.937	560	131,892.66	81.96	76.70
South Street	60	10,483,254.08	4.52	6.720	620	174,720.90	61.30	56.98
Wall Street	523	82,649,919.63	35.64	6.835	683	158,030.44	80.13	24.29
Total:	1,556	$231,918,114.93	100.00%	7.279%	623	$149,047.63	81.50%	54.24%

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions o r parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should con sult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the ris ks involved in making such a purchase.

Asset Backed Securities Portfolio Analysis
Fieldstone Mortgage Company
Mortgage Portfolio 2004-5
1,556 records
Balance: 231,918,115

		Aggregate			Weighted	Average	Weighted
	Number of	Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Mortgage	Balance	Mortgage	Average	Credit	Balance	Original	Full
State Distribution of Mortgaged Properties	Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Documentation
Arizona	60	$7,889,320.75	3.40%	7.242%	620	$131,488.68	81.81%	60.20%
Arkansas	18	1,797,578.32	0.78	7.782	616	99,865.46	81.50	77.39
California	169	42,818,717.76	18.46	6.671	634	253,365.19	79.85	44.86
Colorado	58	9,634,276.86	4.15	7.077	598	166,108.22	81.75	54.19
Connecticut	6	1,050,315.13	0.45	7.007	652	175,052.52	85.70	49.46
Delaware	2	301,600.00	0.13	7.516	672	150,800.00	80.00	34.48
District Of Columbia	2	306,871.50	0.13	7.547	631	153,435.75	76.70	33.05
Florida	75	11,464,155.02	4.94	7.534	618	152,855.40	81.33	46.00
Georgia	34	4,458,549.05	1.92	7.459	614	131,133.80	83.87	48.64
Idaho	10	963,541.76	0.42	8.330	566	96,354.18	76.50	93.54
Illinois	231	36,646,422.50	15.80	7.481	634	158,642.52	82.16	51.81
Indiana	17	1,595,734.81	0.69	8.255	584	93,866.75	83.10	85.85
Iowa	54	4,493,017.15	1.94	8.509	597	83,204.02	83.68	77.57
Kansas	43	4,209,676.80	1.82	7.646	606	97,899.46	83.25	59.60
Kentucky	12	1,127,481.18	0.49	8.051	604	93,956.77	86.21	50.60
Louisiana	20	2,146,927.25	0.93	7.638	584	107,346.36	83.04	61.64
Maine	1	129,905.90	0.06	7.625	528	129,905.90	76.48	0.00
Maryland	20	2,827,753.17	1.22	7.779	623	141,387.66	77.34	59.56
Massachusetts	49	11,868,374.82	5.12	7.048	647	242,211.73	81.42	33.38
Michigan	41	4,886,764.18	2.11	7.305	633	119,189.37	81.91	51.91
Minnesota	37	6,695,503.47	2.89	7.002	636	180,959.55	83.23	45.91
Mississippi	4	303,418.71	0.13	8.413	558	75,854.68	75.40	76.95
Missouri	86	8,205,068.35	3.54	7.712	606	95,407.77	82.96	70.65
Nebraska	14	1,277,041.13	0.55	7.690	646	91,217.22	84.28	36.44
Nevada	15	2,730,323.14	1.18	7.828	594	182,021.54	83.01	88.78
New Hampshire	5	887,144.96	0.38	7.141	569	177,428.99	79.63	82.65
New Jersey	16	3,944,344.73	1.70	7.354	625	246,521.55	79.43	51.24
New Mexico	7	940,006.04	0.41	7.591	618	134,286.58	83.90	70.02
North Carolina	17	2,559,496.05	1.10	7.618	596	150,558.59	73.88	41.64
Ohio	3	261,929.29	0.11	7.430	559	87,309.76	81.81	67.16
Oklahoma	17	1,443,439.60	0.62	8.066	597	84,908.21	84.07	58.80
Oregon	6	766,296.48	0.33	7.365	643	127,716.08	88.96	100.00
Pennsylvania	5	799,525.08	0.34	6.985	607	159,905.02	84.48	65.98
Rhode Island	7	1,555,554.61	0.67	7.156	623	222,222.09	82.45	70.04

Continued...

...continued
		Aggregate			Weighted	Average	Weighted
	Number of	Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Mortgage	Balance	Mortgage	Average	Credit	Balance	Original	Full
State Distribution of Mortgaged Properties	Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Documentation

South Carolina	16	1,727,777.61	0.74	7.784	601	107,986.10	83.95	73.44
South Dakota	2	220,866.33	0.10	7.031	664	110,433.17	87.40	100.00
Tennessee	44	4,980,871.72	2.15	7.205	635	113,201.63	82.86	67.63
Texas	191	19,973,265.79	8.61	7.392	631	104,572.07	81.14	59.86
Utah	37	4,544,103.34	1.96	7.059	621	122,813.60	80.97	58.21
Virginia	22	3,563,012.16	1.54	7.568	635	161,955.10	84.01	48.19
Washington	65	11,434,059.21	4.93	6.877	609	175,908.60	81.12	63.36
Wisconsin	16	2,291,358.22	0.99	8.093	572	143,209.89	78.94	53.49
Wyoming	2	196,725.00	0.08	7.500	555	98,362.50	80.12	100.00
Total:	1,556	$231,918,114.93	100.00%	7.279%	623	$149,047.63	81.50%	54.24%

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions o r parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should con sult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the ris ks involved in making such a purchase.

Asset Backed Securities Portfolio Analysis
Fieldstone Mortgage Company
Mortgage Portfolio 2004-5
1,556 records
Balance: 231,918,115

		Aggregate			Weighted	Average	Weighted
	Number of	Principal	Percent of	Weighted	Average	Principal	Average	Percent
Range of Original	Mortgage	Balance	Mortgage	Average	Credit	Balance	Original	Full
Loan-to-Value Ratios	Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Documentation
50.00% or less	20	$2,311,315.54	1.00%	7.524%	594	$115,565.78	42.35%	42.67%
50.01% to 55.00%	8	1,237,946.42	0.53	7.438	617	154,743.30	51.83	66.35
55.01% to 60.00%	20	3,122,505.98	1.35	7.267	576	156,125.30	57.33	69.06
60.01% to 65.00%	27	3,390,713.71	1.46	7.799	586	125,581.99	62.95	46.93
65.01% to 70.00%	74	10,274,891.51	4.43	7.536	588	138,849.89	68.68	60.05
70.01% to 75.00%	108	10,798,836.35	4.66	7.798	603	99,989.23	73.83	49.81
75.01% to 80.00%	674	101,690,060.30	43.85	7.001	654	150,875.46	79.74	39.24
80.01% to 85.00%	225	38,074,969.33	16.42	7.377	607	169,222.09	84.53	59.00
85.01% to 90.00%	352	53,443,484.63	23.04	7.463	594	151,828.08	89.77	74.94
90.01% to 95.00%	48	7,573,391.16	3.27	7.806	624	157,778.98	94.82	82.80

Total:	1,556	$231,918,114.93	100.00%	7.279%	623	$149,047.63	81.50%	54.24%
Maximum LTV: 95.00
Minimum LTV: 26.32
WA LTV: 81.50

		Aggregate			Weighted	Average	Weighted
	Number of	Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Mortgage	Balance	Mortgage	Average	Credit	Balance	Original	Full
Loan Purpose	Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Documentation
Purchase	846	$115,780,000.87	49.92%	7.196%	649	$136,855.79	82.00%	44.17%
Refinance - Cashout	473	77,409,374.82	33.38	7.403	596	163,656.18	81.02	63.51
Refinance - Rate/Term	237	38,728,739.24	16.70	7.280	601	163,412.40	80.95	65.79

Total:	1,556	$231,918,114.93	100.00%	7.279%	623	$149,047.63	81.50%	54.24%

		Aggregate			Weighted	Average	Weighted
	Number of	Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Mortgage	Balance	Mortgage	Average	Credit	Balance	Original	Full
Types of Mortgaged Property Types	Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Documentation
Condominium	82	$11,778,629.16	5.08%	7.243%	632	$143,641.82	81.51%	52.84%
Planned Unit Development	217	36,006,972.13	15.53	7.128	632	165,930.75	82.69	55.98
Rowhouse	1	205,465.51	0.09	8.125	622	205,465.51	80.00	0.00
Single Family Attached	16	1,953,090.53	0.84	7.229	658	122,068.16	84.91	57.41
Single Family Detached	1,187	170,984,469.22	73.73	7.326	616	144,047.57	81.36	56.08
Townhouse	7	884,835.38	0.38	6.861	645	126,405.05	79.90	81.70
Two-to-Four Family	46	10,104,653.00	4.36	7.088	690	219,666.37	79.10	16.49

Total:	1,556	$231,918,114.93	100.00%	7.279%	623	$149,047.63	81.50%	54.24%

		Aggregate			Weighted	Average	Weighted
	Number of	Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Mortgage	Balance	Mortgage	Average	Credit	Balance	Original	Full
Documentation Summary	Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Documentation

12 Month Bank Statements	68	$12,764,862.15	5.50%	7.191%	634	$187,718.56	83.64%	0.00%
24 Month Bank Statements	61	12,578,902.60	5.42	7.086	607	206,211.52	83.19	0.00
Full Documentation	933	125,785,305.37	54.24	7.351	597	134,818.12	82.62	100.00
Limited Documentation	4	566,321.19	0.24	7.263	645	141,580.30	80.00	0.00
Stated Income Self-Employed	194	32,841,352.84	14.16	7.272	649	169,285.32	77.76	0.00
Stated Income Wage Earner	296	47,381,370.78	20.43	7.168	678	160,072.20	80.08	0.00
Total:	1,556	$231,918,114.93	100.00%	7.279%	623	$149,047.63	81.50%	54.24%

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions o r parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should con sult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the ris ks involved in making such a purchase.

Asset Backed Securities Portfolio Analysis
Fieldstone Mortgage Company
Mortgage Portfolio 2004-5
1,556 records
Balance: 231,918,115

		Aggregate			Weighted	Average	Weighted
	Number of	Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Mortgage	Balance	Mortgage	Average	Credit	Balance	Original	Full
Occupancy Types	Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Documentation
Investment Property	162	$19,366,860.85	8.35%	7.504%	666	$119,548.52	78.62%	45.51%
Primary Home	1,389	211,888,681.69	91.36	7.258	619	152,547.65	81.77	55.11
Second Home	5	662,572.39	0.29	7.572	675	132,514.48	78.37	28.81

Total:	1,556	$231,918,114.93	100.00%	7.279%	623	$149,047.63	81.50%	54.24%

		Aggregate			Weighted	Average	Weighted
	Number of	Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Mortgage	Balance	Mortgage	Average	Credit	Balance	Original	Full
Mortgage Loan Age (Months)	Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Documentation

0	698	$107,671,754.00	46.43%	7.219%	626	$154,257.53	81.24%	51.82%
1	837	121,465,337.98	52.37	7.331	621	145,119.88	81.82	56.25
2	7	1,334,102.42	0.58	6.943	637	190,586.06	73.76	50.20
3	7	696,299.63	0.30	7.445	617	99,471.38	78.85	65.25
4	4	517,380.47	0.22	7.680	612	129,345.12	82.84	57.67
6	2	181,671.01	0.08	8.688	533	90,835.51	79.31	100.00
9	1	51,569.42	0.02	8.750	516	51,569.42	85.00	100.00
Total:	1,556	$231,918,114.93	100.00%	7.279%	623	$149,047.63	81.50%	54.24%

Minimum Seasoning: 0
Maximum Seasoning: 9
WA Seasoning: 1

		Aggregate			Weighted	Average	Weighted
	Number of	Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Mortgage	Balance	Mortgage	Average	Credit	Balance	Original	Full
Original Prepayment Penalty Term	Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Documentation
6 Months	42	$4,095,447.48	1.77%	7.625%	605	$97,510.65	83.08%	58.48%
12 Months	17	3,649,939.65	1.57	7.361	615	214,702.33	80.04	47.83
24 Months	957	145,871,224.11	62.90	7.151	622	152,425.52	81.41	53.78
30 Months	81	11,713,142.95	5.05	7.076	622	144,606.70	83.52	57.73
36 Months	64	8,928,483.20	3.85	7.040	631	139,507.55	79.87	57.14
None	395	57,659,877.54	24.86	7.653	627	145,974.37	81.53	54.35

Total:	1,556	$231,918,114.93	100.00%	7.279%	623	$149,047.63	81.50%	54.24%
Minimum Prepayment Penalty Term: 0
Maximum Prepayment Penalty Term: 36
WA Prepayment Penalty Term: 24

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions o r parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should con sult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the ris ks involved in making such a purchase.

Asset Backed Securities Portfolio Analysis
Fieldstone Mortgage Company
Mortgage Portfolio 2004-5
1,556 records
Balance: 231,918,115

		Aggregate			Weighted	Average	Weighted
	Number of	Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Mortgage	Balance	Mortgage	Average	Credit	Balance	Original	Full
Range of Credit Scores	Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Documentation
500 or less	5	$1,048,901.71	0.45%	7.421%	500	$209,780.34	82.52%	100.00%
501 to 525	96	13,762,057.52	5.93	8.033	515	143,354.77	79.93	81.85
526 to 550	195	25,447,032.86	10.97	8.031	538	130,497.60	81.16	76.77
551 to 575	137	19,665,643.73	8.48	7.714	563	143,544.84	84.85	81.72
576 to 600	212	31,557,091.18	13.61	7.457	588	148,854.20	80.96	78.25
601 to 625	177	27,106,176.10	11.69	7.246	615	153,142.24	81.97	64.12
626 to 650	191	29,206,310.96	12.59	7.036	638	152,912.62	82.20	48.99
651 to 675	201	30,334,121.91	13.08	6.944	664	150,916.03	81.36	31.84
676 to 700	156	24,018,748.77	10.36	6.899	687	153,966.34	80.84	20.22
701 to 725	97	15,580,076.27	6.72	6.734	713	160,619.34	80.45	23.38
726 to 750	52	8,641,693.54	3.73	6.664	736	166,186.41	80.84	23.28
751 to 775	29	4,305,363.44	1.86	6.809	763	148,460.81	80.48	24.44
776 to 800	7	1,044,896.94	0.45	6.871	783	149,270.99	79.89	5.77
801 to 825	1	200,000.00	0.09	5.950	806	200,000.00	50.32	100.00

Total:	1,556	$231,918,114.93	100.00%	7.279%	623	$149,047.63	81.50%	54.24%
Maximum FICO: 806
Minimum FICO: 500
WA FICO: 623

		Aggregate			Weighted	Average	Weighted
	Number of	Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Mortgage	Balance	Mortgage	Average	Credit	Balance	Original	Full
Credit Grade Summary	Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Documentation
A	1,077	$168,306,048.57	72.57%	7.066%	648	$156,273.03	81.28%	43.50%
A-	79	10,839,053.54	4.67	7.679	560	137,203.21	84.30	72.25
A+	118	16,250,079.06	7.01	7.280	608	137,712.53	83.78	84.11
B	99	11,849,831.40	5.11	8.148	545	119,695.27	80.22	89.76
B+	107	16,319,981.70	7.04	7.692	528	152,523.19	85.73	84.49
C	62	6,746,971.29	2.91	8.955	540	108,822.12	72.19	78.51
C+	2	317,836.48	0.14	8.486	514	158,918.24	75.00	21.00
D	12	1,288,312.89	0.56	9.423	535	107,359.41	65.11	100.00

Total:	1,556	$231,918,114.93	100.00%	7.279%	623	$149,047.63	81.50%	54.24%

		Aggregate			Weighted	Average	Weighted
	Number of	Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Mortgage	Balance	Mortgage	Average	Credit	Balance	Original	Full
Range of Gross Margins	Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Documentation

5.001% to 5.500%	335	$61,910,658.43	26.70%	6.715%	664	$184,807.94	81.37%	45.39%
5.501% to 6.000%	605	98,932,939.34	42.66	7.286	610	163,525.52	81.74	58.78
6.001% to 6.500%	616	71,074,517.16	30.65	7.761	606	115,380.71	81.26	55.62
Total:	1,556	$231,918,114.93	100.00%	7.279%	623	$149,047.63	81.50%	54.24%

Maximum Gross Margin: 6.250%
Minimum Gross Margin: 5.200%
WA Gross Margin: 5.888%

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions o r parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should con sult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the ris ks involved in making such a purchase.

Asset Backed Securities Portfolio Analysis
Fieldstone Mortgage Company
Mortgage Portfolio 2004-5
1,556 records
Balance: 231,918,115

		Aggregate			Weighted	Average	Weighted
	Number of	Principal	Percent of	Weighted	Average	Principal	Average	Percent
Range of Maximum	Mortgage	Balance	Mortgage	Average	Credit	Balance	Original	Full
Mortgage Rates	Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Documentation
12.000 or less	77	$17,473,257.17	7.53%	5.787%	676	$226,925.42	77.70%	53.74%
12.001 to 12.500	167	31,662,662.13	13.65	6.361	657	189,596.78	81.06	50.54
12.501 to 13.000	317	54,883,901.63	23.67	6.829	641	173,135.34	80.98	46.43
13.001 to 13.500	275	41,837,802.69	18.04	7.324	623	152,137.46	82.42	51.00
13.501 to 14.000	358	47,642,031.16	20.54	7.801	603	133,078.30	83.72	60.63
14.001 to 14.500	165	18,676,685.71	8.05	8.278	581	113,192.03	82.85	64.90
14.501 to 15.000	117	12,596,354.14	5.43	8.773	572	107,661.15	80.17	60.96
15.001 to 15.500	47	4,605,445.14	1.99	9.287	555	97,988.19	77.51	66.18
15.501 to 16.000	33	2,539,975.16	1.10	9.804	544	76,968.94	71.02	72.47

Total:	1,556	$231,918,114.93	100.00%	7.279%	623	$149,047.63	81.50%	54.24%
Maximum Max Rate: 15.950%
Minimum Max Rate: 11.100%
WA Max Rate: 13.279%

		Aggregate			Weighted	Average	Weighted
	Number of	Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Mortgage	Balance	Mortgage	Average	Credit	Balance	Original	Full
Next Rate Adjustment Date	Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Documentation
2006-02	1	$51,569.42	0.02%	8.750%	516	$51,569.42	85.00%	100.00%
2006-05	2	181,671.01	0.08	8.688	533	90,835.51	79.31	100.00
2006-07	4	517,380.47	0.22	7.680	612	129,345.12	82.84	57.67
2006-08	7	696,299.63	0.30	7.445	617	99,471.38	78.85	65.25
2006-09	7	1,334,102.42	0.58	6.943	637	190,586.06	73.76	50.20
2006-10	804	117,145,450.80	50.51	7.332	621	145,703.30	81.86	56.19
2006-11	641	98,901,089.00	42.64	7.226	626	154,291.87	81.33	51.20
2007-10	33	4,319,887.18	1.86	7.294	635	130,905.67	80.83	57.95
2007-11	57	8,770,665.00	3.78	7.141	630	153,871.32	80.20	58.86

Total:	1,556	$231,918,114.93	100.00%	7.279%	623	$149,047.63	81.50%	54.24%

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions o r parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should con sult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the ris ks involved in making such a purchase.